Provisions (Policies)	12 Months Ended
Jun. 30, 2019
Statement [LineItems]
Income tax expense

Key judgements and estimates

Income tax classification

Judgements: The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgements: Judgement is required to determine the amount of deferred tax assets that are recognised based on the likely timing and the level of future taxable profits. Judgement is applied in recognising deferred tax liabilities arising from temporary differences in investments. These deferred tax liabilities caused principally by retained earnings held in foreign tax jurisdictions are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Estimates: The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis, using estimates and assumptions relating to projected earnings and cash flows as applied in the Group impairment process for associated operations.

Uncertain tax matters

Judgements: Management applies judgements about the application of income tax legislation and its interaction with income tax accounting principles. These judgements are subject to risk and uncertainty, hence there is a possibility that changes in circumstances will alter expectations, which may impact the amount of deferred tax assets and deferred tax liabilities recognised on the balance sheet and the amount of other tax losses and temporary differences not yet recognised.

Where the final tax outcomes are different from the amounts that were initially recorded, these differences impact the current and deferred tax provisions in the period in which the determination is made.

Measurement of uncertain tax and royalty matters considers a range of possible outcomes, including assessments received from tax authorities. Where management is of the view that potential liabilities have a low probability of crystallising, or it is not possible to quantify them reliably, they are disclosed as contingent liabilities (refer to note 33 ‘Contingent liabilities’).

Inventories

Key estimates

Accounting for inventory involves the use of estimates, particularly related to the measurement and valuation of inventory on hand within the production process. Critical estimates, including expected metal recoveries and work in progress volumes, are calculated by engineers using available industry, engineering and scientific data. Estimates used are periodically reassessed by the Group taking into account technical analysis and historical performance. Changes in estimates are adjusted for on a prospective basis.

Property, plant and equipment

Key judgements and estimates

Judgements: Exploration and evaluation expenditure results in certain items of expenditure being capitalised for an area of interest where a judgement is made that it is likely to be recoverable by future exploitation or sale, or where the activities are judged not to have reached a stage that permits a reasonable assessment of the existence of reserves.

Estimates: Management makes certain estimates and assumptions as to future events and circumstances, in particular when making quantitative assessment of whether an economically viable extraction operation can be established. These estimates and assumptions may change as new information becomes available. If, after having capitalised the expenditure under the policy, new information suggests that recovery of the expenditure is unlikely, the relevant capitalised amount is charged to the income statement.

Key judgements and estimates

Judgements: Development activities commence after project sanctioning by the appropriate level of management. Judgement is applied by management in determining when a project is economically viable.

Estimates: In determining whether a project is economically viable, management is required to make certain estimates and assumptions as to future events and circumstances, including reserve estimates, existence of an accessible market and forecast prices and cash flows. Estimates and assumptions may change as new information becomes available. If, after having commenced the development activity, new information suggests that a development asset is impaired, the appropriate amount is charged to the income statement.

Key judgements and estimates

Judgements: Judgement is applied by management in determining the components of an ore body.

Estimates: Estimates are used in the determination of stripping ratios and mineral reserves by component. Changes to estimates related to life-of-component waste-to-ore (or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.

Key estimates

The determination of useful lives, residual values and depreciation methods involves estimates and assumptions and is reviewed annually. Any changes to useful lives or any other estimates or assumptions may affect prospective depreciation rates and asset carrying values. The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.

Category	Buildings	Plant and equipment	Mineral rights and petroleum interests	Capitalised exploration, evaluation and development expenditure
Typical depreciation methodology	SL	SL	UoP	UoP

Depreciation rate	25-50 years	3-30 years	Based on the rate of depletion of reserves	Based on the rate of depletion of reserves

Impairment of non-current assets

Recognition and measurement

Impairment tests for all assets are performed when there is an indication of impairment, although goodwill is tested at least annually. If the carrying amount of the asset exceeds its recoverable amount, the asset is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.

Previously impaired assets (excluding goodwill) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or cash generating units (CGUs). There were no reversals of impairment in the current or prior year.

How recoverable amount is calculated

The recoverable amount is the higher of an asset’s fair value less cost of disposal (FVLCD) and its value in use (VIU). For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows.

Valuation methods

Fair value less cost of disposal

FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. FVLCD for mineral and petroleum assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value.

Value in use

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.

Key judgements and estimates

Judgements: Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.

Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts (which include carbon price forecasts), or the possible additional impacts from emerging risks such as those related to climate change and the transition to a lower carbon economy.

Additional impacts related to climate change and the transition to a lower carbon economy may include:

•	a proportion of a CGU’s reserves becoming incapable of extraction in an economically viable fashion;

•	demand for the Group’s commodities decreasing, due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change;

•	physical impacts related to acute risks resulting from increased severity of extreme weather events, and those related to chronic risks resulting from longer-term changes in climate patterns.

Estimates: In determining the recoverable amount of assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax cash flows. These estimates require significant management judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date. The estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates.

An indicator of impairment has been identified for the Jansen potash CGU at 30 June 2019 as the Group continues to assess project feasibility and the timing of project approval in accordance with the Group’s Capital Allocation Framework. Accordingly, the Group has assessed the recoverable amount of the Jansen CGU using FVLCD methodology including a market participant’s perspective of the net present value of future post-tax cash flows and other market-based indicators of fair value. The Jansen CGU carrying amount of US$3.0 billion as at 30 June 2019 is supported by the recoverable amount determination and as such, no impairment has been recognised.

The recoverable amount estimate is most sensitive to assumptions regarding the long-term forecasts of potash prices and discount rates:

•

Potash price: prices are based on the latest internal forecasts taking into account expected demand and supply for potash globally (which includes, amongst a range of factors, carbon price forecasts), benchmarked with external sources of information;

•

Discount rate: the discount rate is derived using the weighted average cost of capital methodology adjusted for any risks that are not reflected in the underlying cash flows, including where appropriate a country risk premium. A real post-tax discount rate of 7.5 per cent was applied to post-tax cash flows.

Changes in circumstances may affect the assumptions used to determine recoverable amount and could result in an impairment of non-current assets at future reporting dates.

Intangible assets

Key judgements and estimates

Judgements: Assessment of impairment indicators requires management judgement. If a judgement is made that recovery of previously capitalised intangible mineral lease assets is unlikely, the relevant amount will be charged to the income statement.

Estimates: Determining the recoverable amount requires management to make certain estimates and assumptions as to future events and circumstances, in particular whether an economically viable extraction operation can be established.

Where indicators of impairment exist for intangible assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax cash flows. These estimates require management judgement and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date. The estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates.

Closure and rehabilitation provisions

Key estimates

The recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•	the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure and rehabilitation activities;

•	costs associated with future rehabilitation activities;

•	applicable real discount rates;

•	the timing of cash flows and ultimate closure of operations.

Rehabilitation activities are generally undertaken at the end of the production life at the individual sites. Remaining production lives range from 1-98 years with an average for all sites, weighted by current closure provision, of approximately 32 years. A 0.5 per cent decrease in the real discount rates applied at 30 June 2019 would result in an increase to the closure and rehabilitation provision of US$618 million, an increase in property, plant and equipment of US$524 million in relation to operating sites and an income statement charge of US$94 million in respect of closed sites. In addition, the change would result in an increase of approximately US$42 million to depreciation expense and an immaterial reduction in net finance costs for the year ending 30 June 2020.

Estimates can also be impacted by the emergence of new restoration techniques, changes in regulatory requirements for rehabilitation, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.

Samarco dam failure [member]
Statement [LineItems]
Significant events

Key judgements and estimates

Judgements

The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.

Management have determined that a provision can only be recognised for obligations under the Framework Agreement and Samarco Germano dam decommissioning as at 30 June 2019. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted below, given their status.

Estimates

The provisions for Samarco dam failure and Samarco Germano dam decommissioning currently reflect the estimated remaining costs to complete Programs under the Framework Agreement and estimated costs to complete the Germano dam decommissioning and require the use of significant judgements, estimates and assumptions. Based on current estimates, it is expected that approximately 45 per cent of remaining costs for Programs under the Framework Agreement will be incurred by December 2020.

While the provisions have been measured based on information available as at 30 June 2019, likely changes in facts and circumstances in future reporting periods may lead to revisions to these estimates. However, it is currently not possible to determine what facts and circumstances may change, therefore the possible revisions in future reporting periods cannot be reliably measured.

The key estimates that may have a material impact upon the provisions in the next and future reporting periods include:

•	timing of repealing the fishing ban along the Rio Doce, which is subject to certain regulatory approvals and could impact upon the length of financial assistance and compensation payments;

•

number of people eligible for financial assistance and compensation, as duration of registration periods and changes to geographical boundaries or eligibility criteria could impact estimated future costs;

•	costs to complete resettlement of the Bento Rodrigues, Gesteira and Paracatu communities;

•	costs to complete the Germano dam decommissioning.

The provision may also be affected by factors including but not limited to:

•

potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of the decisions of the Interfederative Committee along with further technical analysis and community participation required under the Governance Agreement;

•	the outcome of ongoing negotiations with State and Federal Prosecutors, including review of Fundação Renova’s Programs as provided in the Governance Agreement;

•	actual costs incurred;

•	resolution of uncertainty in respect of operational restart;

•	updates to discount and foreign exchange rates;

•	resolution of existing and potential legal claims.

Given these factors, future actual expenditures may differ from the amounts currently provided and changes to key assumptions and estimates could result in a material impact to the provision in the next and future reporting periods.